Exhibit 1.01

Conflict Minerals Report of Under Armour, Inc.

Overview

This is the Conflict Minerals Report for Under Armour, Inc. (“Under Armour,” the “Company” or “we”, “us” or “our”) for calendar year 2019 in accordance with Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 1502”) and Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule 13p-1”), that requires Under Armour to perform certain procedures and disclose information about the use and origin of conflict minerals if these minerals are deemed to be necessary to the functionality or production of a product manufactured, or contracted to be manufactured. The minerals covered by these rules are commonly referred to as “conflict minerals” and include tin, tantalum, tungsten and gold (collectively “3TG”).

Our principal business activities are the development, marketing and distribution of branded performance apparel, footwear and accessories for men, women and youth. The brand’s performance apparel and footwear are engineered in many designs and styles for wear in nearly every climate to provide a performance alternative to traditional products. Our products are sold worldwide and are worn by athletes at all levels, from youth to professional, on playing fields around the globe, as well as by consumers with active lifestyles.

Apparel

Our apparel is offered in a variety of styles and fits intended to enhance comfort and mobility, regulate body temperature and improve performance regardless of weather conditions. Our apparel is engineered to replace traditional non-performance fabrics in the world of athletics and fitness with performance alternatives designed and merchandised with a variety of innovative techniques and product styles.

Footwear

Footwear primarily includes products for running, basketball, cleated sports, slides, training and outdoor. Our footwear is light, breathable and built with performance attributes for athletes.

Accessories

Accessories primarily include the sale of athletic performance gloves, bags and headwear.

Licensed Products

During 2019, our licensees offered collegiate, National Football League and National Basketball Association apparel and accessories, baby and youth apparel, team uniforms, socks, water bottles, eyewear and other specific hard goods equipment that feature performance advantages and functionality similar to our other product offerings.

Reasonable Country of Origin Inquiry

Under Armour performed an initial assessment and determined that certain of its products may contain conflict minerals. Based on this assessment, in accordance with Section 1502 and Rule 13p-1, Under Armour performed a “reasonable country of origin inquiry” (an “RCOI”) to determine which of the products that were in its supply chain after January 1, 2019 in fact contain conflict minerals, and whether these minerals were sourced from the Democratic Republic of Congo or adjoining countries (the “Covered Countries”) or came from recycled or scrap sources. As a result of the RCOI process, Under Armour has concluded in good faith that, during 2019, conflict minerals were necessary to the functionality or production of certain of its product offerings, components or subassemblies, are sourced from a global supply base, and visibility into the source of these minerals was not sufficient to determine their source of origin.

Due Diligence

For 2019, in accordance with Rule 13p-1, Under Armour performed due diligence from February 2020 through April 2020 to determine the impacted products and their suppliers, the source of conflict minerals in the Company’s product offerings, whether any originated from the Covered Countries and identify the smelters/refiners in Under Armour’s supply chain.

Under Armour’s due diligence measures conform in all material respects with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas Third Edition (OECD 2016) (the “OECD Framework”) and related supplements for each of the conflict minerals. This process includes building conflict minerals awareness across the supply base and surveying all suppliers that are known to or may provide products containing metal and/or conflict minerals.

Under Armour occupies a “downstream” position in the supply chain and followed the principles outlined in the OECD Framework for downstream companies with no direct relationships to smelters or refiners. In this context, “downstream” refers to the supply chain from smelters and refiners to wholesalers and retailers of products; it includes companies such as ours, as well as product and component manufacturers and retailers.

As a downstream purchaser, Under Armour’s due diligence cannot provide absolute assurance regarding the source and chain of custody of any conflict minerals in its products. Under Armour relies, to a large extent, on the information collected from its suppliers, which may be inaccurate or incomplete. A summary of Under Armour’s activities in line with the OECD Framework are outlined below.

Step 1: Establish strong company management systems:

Adopt and commit to a supply chain policy for minerals originating from conflict-affected and high-risk areas: The Company has a formal policy that reflects Under Armour's desire to ensure only responsible sourcing of parts and products containing necessary conflict minerals.

Structure internal management systems to support supply chain due diligence: Under Armour has a governance model to oversee the implementation and ongoing management of its conflict minerals compliance program. The governance structure is comprised of the core team consisting of members of the Product Safety & Compliance group with oversight by senior management including the Chief Supply Chain Officer (who was appointed Chief Operating Officer in 2020).

Establish a system of controls and transparency over the mineral supply chain: On an annual basis Under Armour evaluates parts and suppliers in the supply chain for potential conflict minerals risk. Supplier agreements require suppliers and licensees to provide information on their use and source of conflict minerals. The Company maintains conflict minerals records for a period of five years.

Strengthen company engagement with suppliers: Under Armour communicates its policy regarding conflict minerals to all Tier 1 suppliers and establishes expectations for the Tier 1 suppliers’ conflict minerals programs to enhance transparency in their supply chain.

Establish a company level grievance mechanism: Under Armour plans to provide a 24-hour monitored feedback mechanism on its website available to all interested parties to provide information or voice their concerns regarding the Company’s sourcing and use of conflict minerals in its products.

Step 2: Identify and assess risks in the supply chain:

Identify high-risk parts and suppliers: On an annual basis, Under Armour analyzes parts or products for conflict minerals and assesses the risks they contained conflict minerals from the affected areas.

Survey the suppliers: Under Armour requires suppliers to complete a survey based on the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (“CMRT”). Suppliers certify that they will source responsibly and report annually on conflict minerals.

Collect and review supplier responses: Under Armour reviews survey responses, validates them for completeness and sufficiency and follows up with suppliers as necessary. Based on this review, each survey is assigned a conflict minerals status, which categorizes the supplier into groups for internal reporting, supplier education and remediation purposes.

Aggregate supplier survey responses: Under Armour reviews aggregated supplier survey responses and reports key metrics to members of the core team as part of the conflict minerals reporting process.

Review and assess smelter information: Under Armour conducts a review of summary smelter information to determine if the smelter is certified as conformant, active or presents a “red flag” as defined by the OECD Framework. To make the determination of each smelter’s conflict status, Under Armour relies upon information provided by the RMI. RMI conducts a risk-based assessment to certify smelters and refiners worldwide as being conformant or active after confirming specific information including country of origin for 3TGs that the smelter/refiner may purchase for its operations. RMI makes available to the public the list of smelters/refiners that have been certified by RMI as conformant or active.

Step 3: Design and implement a strategy to respond to identified risks:

Report findings to designated senior management outlining the information gathered and the actual and potential risks identified in the supply chain risk assessment: Under Armour completes an OECD gap analysis periodically and provides a summary of the identified risks and gaps to senior management with a recommended action plans to reduce risks and close gaps.

Devise and adopt a risk management plan: Under Armour maintains a risk mitigation strategy with the goal of systematically reducing the extent of exposure to Conflict Minerals risks and the likelihood of their occurrence and monitors its execution.  For the infrequent addition of new suppliers, Under Armour requires suppliers to acknowledge the annual requirement conflict minerals reporting requirements.

Implement the risk management plan, monitor and track performance of risk mitigation, report back to designated senior management and consider suspending or discontinuing engagement with a supplier after failed attempts at mitigation: Year over year Under Armour has matured its risk mitigation through continued narrowing of their approved suppliers who are consistently compliant with Under Armour’s annual reporting requirement and who consistently report primarily conformant smelters.  In addition, Under Armour continues to integrate its policies and procedures in a systematic and deliberate manner and has the capability to routinely obtain, maintain, and retrieve the key data required to demonstrate reasonable efforts for compliance for both regulatory requirements and customer inquiries.

Undertake additional fact and risk assessments for risks requiring mitigation, or after a change of circumstances: Under Armour’s redeveloped risk management plan will include additional fact finding and risk assessments for any identified risks or and changes in circumstances as part of Under Armour's annual review of its conflict minerals compliance program.

Step 4: Carry out independent third-party audit of smelter/refiner's due diligence practices:

Based on its position in the supply chain, Under Armour is not positioned to conduct audits of smelter/refiner’s due diligence practices directly and will continue to rely upon organizations such as the RMI for information on conformant smelters.

Step 5: Report annually on supply chain due diligence:

Annually report or integrate, where practicable, into annual sustainability or corporate responsibility reports, additional information on due diligence for responsible supply chains of minerals from conflict-affected and high-risk areas: Annually, Under Armour summarizes, reviews, and approves compliance results and completes the Form Specialized Disclosure and the Conflict Minerals Report and timely files this report with the Securities and Exchange Commission.

For 2019, the due diligence procedures described above resulted in the following assertions:

Under Armour is unable to determine and to describe all the facilities used to process those conflict minerals necessary to the functionality or production of its products.

Certain suppliers responding to Under Armour’s inquiries indicated in their responses that the information provided was at a company or divisional level and did not include a list of smelters; therefore, Under Armour was unable to determine their country of origin.

Consistent with the OECD Framework for downstream companies, Under Armour’s efforts to determine the mine or location of origin of necessary conflict minerals with the greatest possible specificity encompassed the due diligence measures described above. This included a review of whether the smelters reported to be in the supply chain of Under Armour’s direct suppliers were verified as conformant with the Responsible Minerals Assurance Process (“RMAP”) assessment protocols. The results of these due diligence measures were not conclusive.

Reasonable Country of Origin Inquiry Results
Based on the processes described above Under Armour achieved a 100% response rate, highlighting the Company’s continuing commitment to a conflict minerals program and due diligence process. The results were as followed:

Under Armour received the following results from its Reasonable Country of Origin Inquiry:

Initial Assessment and Survey:

Suppliers identified as known or likely to contain Conflict Minerals: 44
Suppliers surveyed: 44
Responses received: 44
Based on the process described above, Under Armour received responses from 44 direct material suppliers, representing 100% of the suppliers surveyed that were used in its 2019 manufactured goods.

Based on the information provided by Under Armour’s suppliers utilized between January 1, 2019 and December 31, 2019, Under Armour believes that the facilities that may have been used to process 3TG’s in Under Armour’s in-scope product include the smelters and refiners noted below:

Smelters*	Gold	Tin	Tungsten	Tantalum
Number of Smelters	154	89	46	41
Number of Smelters and Refiners listed as "Conformant" by the RMI	67%	85%	91%	95%
*The supplier responses included Conformant, Known, Active and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conformant, Known and Active smelters are included.

Under Armour believes that the facilities that may have been used to process 3TG’s in Under Armour’s products include the smelters and refiners listed in Appendix I below. The supplier responses included Conformant, Active, Known and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conformant, Active and Known smelters have been included.

“Conformant” identifies all smelters or refiners that are compliant with the RMAP assessment protocols. Smelters and refiners with a “re-audit in progress” are still considered to be RMAP conformant. “Active” means that the smelter or refiner participants in the RMAP and have committed to undergo an audit or are participating in one of the cross-recognized certification programs. Smelters and refiners are identified as Active in the RMAP once they submit a signed Agreement for the Exchange of Confidential Information, Auditee Agreement, and have submitted a due diligence checklist.

A smelter or refiner is listed as “Known” if it was previously part of the RMAP process that are no longer certified as Conformant and not identified as Active. The status information reflected in the table below is current as of May 1, 2020.

Due to Under Armour’s position in the supply chain, which is discussed earlier in this Conflict Minerals Report, Under Armour relies on its suppliers for accurate smelter or refiner information and its RCOI and due diligence measures do not provide certainty regarding the source and chain of custody of the necessary 3TG minerals contained in its in-scope products. In addition, the compliance status reflected in the table is based solely on information made publicly available by the RMI, without independent verification by Under Armour.

APPENDIX I

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID002763	Gold	8853 S.p.A.	ITALY	Conformant
CID002708	Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Known
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
CID003185	Gold	African Gold Refinery	UGANDA	Known
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
CID002560	Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Known
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
CID000082	Gold	Asahi Pretec Corp.	JAPAN	Conformant
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Known
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA	Conformant
CID000113	Gold	Aurubis AG	GERMANY	Conformant
CID002863	Gold	Bangalore Refinery	INDIA	Conformant
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
CID000157	Gold	Boliden AB	SWEDEN	Conformant
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
CID000180	Gold	Caridad	MEXICO	Known
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
CID000189	Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
CID003382	Gold	CGR Metalloys Pvt Ltd.	INDIA	Known
CID000233	Gold	Chimet S.p.A.	ITALY	Conformant
CID000264	Gold	Chugai Mining	JAPAN	Conformant
CID000328	Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Known
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Known
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Known
CID003348	Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Known
CID000362	Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
CID000401	Gold	Dowa	JAPAN	Conformant
CID003195	Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID000359	Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
CID000425	Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conformant
CID003424	Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Known
CID003425	Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Known
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
CID002515	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Known
CID002584	Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Known
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Known
CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Known
CID002312	Gold	Guangdong Jinding Gold Limited	CHINA	Known
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Known
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Known
CID000689	Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID000694	Gold	Heimerle + Meule GmbH	GERMANY	Conformant
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Known
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Known
CID000778	Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Known
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
CID002562	Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Known
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
CID000814	Gold	Istanbul Gold Refinery	TURKEY	Conformant
CID002765	Gold	Italpreziosi	ITALY	Conformant
CID000823	Gold	Japan Mint	JAPAN	Conformant
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
CID002563	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Known
CID000956	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Known
CID000957	Gold	Kazzinc	KAZAKHSTAN	Conformant
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Conformant
CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Known
CID001032	Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Known
CID001056	Gold	Lingbao Gold Co., Ltd.	CHINA	Known
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Known
CID002762	Gold	L'Orfebre S.A.	ANDORRA	Conformant
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Known
CID002606	Gold	Marsam Metals	BRAZIL	Conformant
CID001113	Gold	Materion	UNITED STATES OF AMERICA	Conformant
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
CID002857	Gold	Modeltech Sdn Bhd	MALAYSIA	Known
CID002282	Gold	Morris and Watson	NEW ZEALAND	Known
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
CID001236	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Known
CID003189	Gold	NH Recytech Company	KOREA, REPUBLIC OF	Known
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant

Smelter Identification		Standard Smelter Names	Smelter Facility Location: Country	Status
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
CID000493	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
CID001352	Gold	PAMP S.A.	SWITZERLAND	Conformant
CID002872	Gold	Pease & Curren	UNITED STATES OF AMERICA	Known
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Known
CID002919	Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
CID001498	Gold	PX Precinox S.A.	SWITZERLAND	Conformant
CID003324	Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Known
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Known
CID002582	Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
CID001534	Gold	Royal Canadian Mint	CANADA	Conformant
CID002761	Gold	SAAMP	FRANCE	Conformant
CID001546	Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Known
CID002973	Gold	Safimet S.p.A	ITALY	Conformant
CID002290	Gold	SAFINA A.S.	CZECHIA	Active
CID002853	Gold	Sai Refinery	INDIA	Known
CID001555	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
CID001562	Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Known
CID002777	Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conformant
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
CID002525	Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Known
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Known
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
CID003383	Gold	Sovereign Metals	INDIA	Known
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Known
CID002567	Gold	Sudan Gold Refinery	SUDAN	Known
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
CID002918	Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002580	Gold	T.C.A S.p.A	ITALY	Conformant
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conformant
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Known
CID002587	Gold	Tony Goetz NV	BELGIUM	Known
CID002615	Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Known
CID001955	Gold	Torecom	KOREA, REPUBLIC OF	Conformant
CID001977	Gold	Umicore Brasil Ltda.	BRAZIL	Conformant
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID002003	Gold	Valcambi S.A.	SWITZERLAND	Conformant
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
CID002100	Gold	Yamakin Co., Ltd.	JAPAN	Conformant
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Known
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
CID000092	Tantalum	Asaka Riken Co., Ltd.	JAPAN	Conformant
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
CID003402	Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	Active
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
CID000456	Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conformant
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
CID002544	Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conformant
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
CID002549	Tantalum	H.C. Starck Ltd.	JAPAN	Conformant
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	Known
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID002539	Tantalum	KEMET Blue Metals	MEXICO	Conformant
CID002568	Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Conformant
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
CID001175	Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
CID001200	Tantalum	NPM Silmet AS	ESTONIA	Conformant
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Conformant
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
CID002707	Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID001522	Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
CID000292	Tin	Alpha	UNITED STATES OF AMERICA	Conformant
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Known

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
CID001070	Tin	China Tin Group Co., Ltd.	CHINA	Conformant
CID002570	Tin	CV Ayi Jaya	INDONESIA	Conformant
CID002592	Tin	CV Dua Sekawan	INDONESIA	Conformant
CID000306	Tin	CV Gita Pesona	INDONESIA	Conformant
CID000315	Tin	CV United Smelting	INDONESIA	Conformant
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
CID003356	Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Known
CID000402	Tin	Dowa	JAPAN	Conformant
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Known
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID000448	Tin	Estanho de Rondonia S.A.	BRAZIL	Known
CID000468	Tin	Fenix Metals	POLAND	Conformant
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Conformant
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Conformant
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Conformant
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
CID003379	Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
CID002773	Tin	Metallo Belgium N.V.	BELGIUM	Conformant
CID001143	Tin	Metallo Chimique	BELGIUM	Known
CID002774	Tin	Metallo Spain S.L.U.	SPAIN	Conformant
CID001173	Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
CID001182	Tin	Minsur	PERU	Conformant
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA	Known
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
CID001337	Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
CID003208	Tin	Pongpipat Company Limited	MYANMAR	Known
CID003409	Tin	Precious Minerals and Smelting Limited	INDIA	Active
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
CID001402	Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
CID001406	Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
CID002776	Tin	PT Bangka Prima Tin	INDONESIA	Conformant
CID003205	Tin	PT Bangka Serumpun	INDONESIA	Conformant
CID001419	Tin	PT Bangka Tin Industry	INDONESIA	Conformant

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID001421	Tin	PT Belitung Industri Sejahtera	INDONESIA	Conformant
CID001428	Tin	PT Bukit Timah	INDONESIA	Conformant
CID001434	Tin	PT DS Jaya Abadi	INDONESIA	Conformant
CID001438	Tin	PT Eunindo Usaha Mandiri	INDONESIA	Known
CID002530	Tin	PT Inti Stania Prima	INDONESIA	Conformant
CID001448	Tin	PT Karimun Mining	INDONESIA	Conformant
CID002829	Tin	PT Kijang Jaya Mandiri	INDONESIA	Conformant
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Known
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
CID001453	Tin	PT Mitra Stania Prima	INDONESIA	Conformant
CID001457	Tin	PT Panca Mega Persada	INDONESIA	Conformant
CID000313	Tin	PT Premium Tin Indonesia	INDONESIA	Conformant
CID001458	Tin	PT Prima Timah Utama	INDONESIA	Conformant
CID003381	Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
CID002593	Tin	PT Rajehan Ariq	INDONESIA	Conformant
CID001460	Tin	PT Refined Bangka Tin	INDONESIA	Conformant
CID001463	Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
CID002816	Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
CID001471	Tin	PT Sumber Jaya Indah	INDONESIA	Conformant
CID001477	Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
CID001482	Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
CID002478	Tin	PT Tirus Putra Mandiri	INDONESIA	Conformant
CID001493	Tin	PT Tommy Utama	INDONESIA	Conformant
CID002706	Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
CID001758	Tin	Soft Metais Ltda.	BRAZIL	Conformant
CID002756	Tin	Super Ligas	BRAZIL	Known
CID002834	Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
CID001898	Tin	Thaisarco	THAILAND	Conformant
CID003325	Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
CID002180	Tin	Yunnan Tin Company Limited	CHINA	Conformant
CID003397	Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
CID000004	Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
CID002833	Tungsten	ACL Metais Eireli	BRAZIL	Conformant
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
CID003401	Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conformant
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
CID002541	Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant

Smelter Identification	Metal	Standard Smelter Names	Smelter Facility Location: Country	Status
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conformant
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Conformant
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Active
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Known
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
CID003408	Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Active
CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
CID003388	Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID003407	Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
CID002543	Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM	Conformant
CID002845	Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conformant
CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
CID002843	Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Conformant
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conformant
CID002502	Tungsten		VIET NAM	Known